REVISED SCHEDULE I

To the DISTRIBUTION AGREEMENT dated August 28, 2007, by and among Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Financial Services, LLC

Allianz Variable Insurance Products Trust

AZL BlackRock Capital Appreciation Fund
AZL BlackRock Global Allocation Fund
AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value Fund
AZL Davis New York Venture Fund
AZL Dreyfus Research Growth Fund
AZL Enhanced Bond Index Fund
AZL Federated Clover Small Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Gateway Fund
AZL International Index Fund
AZL Invesco Equity and Income Fund
AZL Invesco Growth and Income Fund
AZL Invesco International Equity Fund

AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL MFS Value Fund
AZL Mid Cap Index Fund
AZL Money Market Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL NFJ International Value Fund
AZL Oppenheimer Discovery Fund
AZL Pyramis Core Bond Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Schroder Emerging Markets Equity Fund
AZL Small Cap Stock Index Fund

Allianz Variable Insurance Products Fund of Funds Trust

AZL Balanced Index Strategy Fund
AZL Growth Index Strategy Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Allocation Fund
AZL MVP Franklin Templeton Founding Strategy Plus Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Conservative Fund
AZL MVP Fusion Growth Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Invesco Equity and Income Fund

Acknowledged:

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:     /s/ Michael J. Tanski
Name:  Michael J. Tanski
Title:  Vice President, Operations

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By:     /s/ Michael J. Tanski
Name:  Michael J. Tanski
Title:  Vice President, Operations

ALLIANZ LIFE FINANCIAL SERVICES, LLC

By:     /s/ Robert DeChellis
Name:  Robert DeChellis
Title:  President

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Updated:  04/29/2013